LORD ABBETT INVESTMENT TRUST

Lord Abbett Total Return Fund

Supplement dated June 18, 2026 to the

Summary Prospectus and Statement of Additional Information, each dated

April 1, 2026, and Prospectus dated April 1, 2026, as revised April 24, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 12 of the summary prospectus and page 152 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager and Head of Securitized Credit	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

The following paragraph replaces the fifteenth paragraph under “Management and Organization of the Funds” beginning on page 279 of the statutory prospectus:

Total Return Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Total Return Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-3 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Total Return Fund
Robert A. Lee[1]	18	96,104.81	11	12,482.07	1291	6,688.20
Andrew H. O’Brien	15	99,715.53	8	12,205.96	22	4,242.88
Steven F. Rocco	20	100,003.88	13	12,175.83	10	3,832.17
Leah G. Traub	6	10,876.92	2	1,561.24	601	251.77
Adam C. Castle	13	75,146.98	7	11,728.66	0	0

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Total Return Fund
Karen J. Gunnerson	5	10,100.07	3	2,512.35	0	0
Yoana N. Koleva	12	78,267.46	1	1,833.52	1	84.52

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets.

The following rows replace the applicable rows of the corresponding table under the heading “Total Return Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-5 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Total Return Fund
Robert A. Lee	Over $1,000,000
Andrew H. O’Brien	$10,001-$50,000
Steven F. Rocco	$10,001-$50,000
Leah G. Traub	$50,001-$100,000
Adam C. Castle	$10,001-$50,000
Karen J. Gunnerson	$10,001-$50,000
Yoana N. Koleva	$10,001-$50,000

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.